Exhibit 10.40

FIRST AMENDMENT AND CONSENT TO

FIRST AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT AND CONSENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT is made and dated as of December 21, 2009 (the “Amendment”) among BOYD GAMING CORPORATION, a Nevada corporation (the “Borrower”), the various financial institutions parties hereto (collectively, the “Lenders”), and BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and amends that certain First Amended and Restated Credit Agreement dated as of May 24, 2007 (as the same may be further amended or modified from time to time, the “Credit Agreement”).

R E C I T A L S

WHEREAS, certain Lenders have requested that the Borrower reduce the Aggregate Revolving Commitments under the Credit Agreement;

WHEREAS, the Borrower has agreed to reduce the Aggregate Revolving Commitments under the Credit Agreement;

WHEREAS, in connection with the reduction of the Aggregate Revolving Commitments, the Borrower has requested the Administrative Agent and the Lenders to amend certain provisions of the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so, on the terms and conditions specified herein; and

WHEREAS, the Required Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement in certain respects as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein.

2. Amendment. The Credit Agreement is hereby amended as follows:

2.1 Amendments to Article I.

2.1.1 Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

“7.75% Notes” means the 7.75% Senior Subordinated Notes due 2012 issued pursuant to that certain Indenture dated as of December 30, 2002 between the Borrower and Wells Fargo Bank, National Association, as trustee.

“Designated Subordinated Debt” means (i) the 7.75% Notes, (ii) the 6.75% Senior Subordinated Notes due 2014 issued pursuant to that certain Indenture dated as of April 15, 2004 between the Borrower and Wells Fargo Bank, National Association, as trustee; and (iii) the 7.125% Senior Subordinated Notes due 2016 issued pursuant to that certain Indenture dated as of January 25, 2006 between Boyd Gaming and Wells Fargo Bank, National Association, as trustee, as supplemented by the First Supplemental Indenture between Boyd Gaming and Wells Fargo Bank, National Association, as trustee; each as amended, modified or supplemented.

“First Amendment” means that certain First Amendment to First Amended and Restated Credit Agreement dated as of December 21, 2009 among the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” has the meaning specified in Article III of the First Amendment.”

“Impacted Lender” means (a) a Defaulting Lender or (b) a Lender (i) which has notified the Borrower, the Administrative Agent, the L/C Issuer or any Lender in writing that it does not intend to comply with its funding obligations under this Agreement or (ii) as to which an entity that controls such Lender has become the subject of a bankruptcy or other similar proceeding.

“Net Cash Proceeds” means with respect to the incurrence or issuance of any Indebtedness by the Borrower or any of its Restricted Subsidiaries permitted under Section 7.03 of the Credit Agreement (other than Indebtedness described in subsections (a)-(d) thereof), the cash proceeds received in connection with such transaction, net of underwriting or placement agents’ fees, discounts and commissions and other reasonable and customary out-of-pocket expenses incurred by the Borrower or such Subsidiary in connection therewith.

2.1.2 The definition of the term “Aggregate Revolving Commitments” in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof: “As of the First Amendment Effective Date, the Aggregate Revolving Commitments are $3,000,000,000.”

2.1.3 The definition of the term “Consolidated EBITDA in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Consolidated EBITDA” means, for any period, the Borrower and its Restricted Subsidiaries’ consolidated earnings (including net earnings attributable to noncontrolling interests held by third parties in Restricted Subsidiaries) before interest expense, taxes, depreciation, amortization, non-cash rent expense, preopening expenses, share-based compensation expense, non-cash change in value of derivative instruments, interest costs associated with derivative instruments not otherwise included in interest expense, non-cash litigation accruals, charges for the early retirement of debt, non-recurring non-cash losses (or gains), acquisition and merger related charges, and extraordinary items, all as determined in accordance with GAAP (“EBITDA”), plus, cash dividends and distributions paid to the Borrower and its Restricted Subsidiaries from any Person that is not a Restricted Subsidiary, provided that the cumulative amount of such cash dividends and distributions included in Consolidated EBITDA shall not exceed the cumulative amount of the Borrower’s and its Restricted Subsidiaries’ share of the Consolidated EBITDA of such Person, plus (or minus) without duplication, the EBITDA during such twelve month period for any Restricted Subsidiary acquired (or disposed of ) by the Borrower or any of its Restricted Subsidiaries (including the acquisition or disposition of substantially all of the assets of a Person by the Borrower or any of its Restricted Subsidiaries) during such period, in either case, plus (or minus) any loss (or gain) arising from a change in GAAP, plus 50% of Borgata EBIT to the extent that on the date of determination Borgata is not a Restricted Subsidiary and no Event of Default under and as defined in Borgata’s bank credit agreement has occurred and is continuing, and plus (after the same shall have been open for at least one full calendar month) the annualized pro forma EBITDA of any new Venture of the Borrower and its Restricted Subsidiaries (including the Dania Jai Alai development project). “Consolidated EBITDA” shall exclude the Consolidated EBITDA of each Unrestricted Subsidiary and all Subsidiaries of any Unrestricted Subsidiary. If and to the extent that any non-cash litigation accruals have not been included in the computation of Consolidated EBITDA, the amount of any non-appealable judgment or the cash payment in respect of any settlement or judgment in respect thereof (net of any assets acquired in connection with such settlement or judgment) in any future period shall be subtracted from Consolidated EBITDA.

2.1.4 The first sentence of the definition of the term “Consolidated Funded Indebtedness” is hereby amended by adding the following clause at the end of clause (a) thereof: “minus the amount of any cash borrowed by the Borrower and pledged or deposited by the Borrower pursuant to Section 2.03(a)(iii) or Section 2.15 as cash collateral” and by adding the following clause immediately prior to the end thereof: “and (d) all liabilities under any non-appealable judgment rendered against the Borrower or any Restricted Subsidiary.”

2.1.5 The first sentence of the definition of the term “Letter of Credit Sublimit” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows: “Letter of Credit Sublimit” means, prior to the First Amendment Effective Date, $250,000,000 and from and after the First Amendment Effective Date, $350,000,000.

2.1.6 The definition of the term “Interest Coverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Interest Coverage Ratio” means, for any period, the ratio of (a) twelve month trailing Consolidated EBITDA to (b) the sum of (i) consolidated interest expense (as defined in GAAP) plus (ii) interest costs associated with derivative instruments not otherwise included in interest expense, but excluding any non-cash change in value of derivative instruments and non-cash derivative instruments fair value adjustments, in each case, of the Borrower and its Restricted Subsidiaries for such period. Gains and losses arising out of the termination of derivative instruments shall not constitute interest expense or interest costs. Consolidated interest expense shall exclude the interest expense and any such interest costs of each Unrestricted Subsidiary and all Subsidiaries of Unrestricted Subsidiaries.

2.1.7 Section 1.03 of the Credit Agreement is hereby amended by adding the following clauses (c) and (d) thereto:

“(c) Notwithstanding the foregoing provisions of this Section 1.03 (i) to the extent that any person or entity listed on Schedule 1.03 which the Borrower does not currently consolidate in accordance with GAAP is required to be consolidated with the Borrower for any reason other than its direct or indirect majority equity ownership, such person or entity shall be deconsolidated for purposes of calculating compliance with the financial covenants in Section 7.10, and (ii) if any contract listed on Schedule 1.03 is, in accordance with GAAP, deemed to be a lease, the resulting accounting impact, if any, of such contract being deemed to be a lease shall be excluded for purposes of calculating compliance with the financial covenants in Section 7.10.

(d) Notwithstanding the foregoing provisions of this Section 1.03, Echelon and related entities will be considered a project for purposes of calculating compliance with the financial covenants in Section 7.10, regardless of its accounting treatment under GAAP; provided, however, that if any determination is made that Echelon and related entities should no longer be considered a project in accordance with GAAP, then up to an aggregate amount of $30,000,000 of pre-opening expenses, impairment charges and exiting and disposal charges incurred after such date and otherwise included in the calculation of Consolidated EBITDA shall be excluded from the calculation of Consolidated EBITDA solely for purposes of calculating compliance with the financial covenants in Section 7.10.”

2.2 Amendments to Article II.

2.2.1 Section 2.03(a)(iii)(F) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(F) a default of any Lender’s obligations to fund under Section 2.03(c) exists, or any Lender is at such time an Impacted Lender, unless the L/C Issuer has entered into arrangements satisfactory to the L/C Issuer with the Borrower or such Lender to eliminate the L/C Issuer’s risk with respect to such Lender.”

2.2.2 There shall be added to the Credit Agreement immediately after Section 2.05, a new Section 2.05A, reading in its entirety as follows:

“2.05A Mandatory Prepayments.

“(a) Except to the extent otherwise provided in Section 2.06(b), within five Business Days after the incurrence or issuance by the Borrower or any of its Restricted Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.03(a) through (d)), the Borrower shall repay Revolving Loans in an aggregate principal amount equal to 100% of the Net Cash Proceeds from such incurrence or issuance.”

2.2.3 Section 2.06 of the Credit Agreement is hereby amended by inserting “(a)” immediately before the existing paragraph therein and by adding a new paragraph (b) thereto reading in its entirety as follows:

“(b) From the First Amendment Effective Date through May 24, 2012, the Revolving Credit Commitment shall be automatically and permanently reduced ten Business Days after any mandatory prepayment pursuant to Section 2.05A(a) by an amount of Net Cash Proceeds described in Section 2.05A(a) up to an aggregate amount of commitment reductions of $600,000,000; provided, however, that all of the following shall be excluded from the requirements of this clause (b):

(1) the amount of such Net Cash Proceeds from the incurrence or issuance of any Indebtedness to the extent:

(A) used to repay, repurchase or redeem the Borrower’s 7.75% Notes;

(B) used to repay Revolving Loans made by the Lenders within the previous 180-day period that were used by the Borrower to repay, repurchase or redeem its 7.75% Notes; or

(C) reserved by the Borrower to repay, repurchase or redeem its 7.75% Notes, provided that the Revolving Credit Commitment shall be automatically and permanently reduced to the extent that such proceeds reserved by the Borrower are not so expended within 60 days after the receipt of such Net Cash Proceeds;

(2) the amount of such Net Cash Proceeds from the incurrence or issuance of any senior subordinated notes of the Borrower to the extent:

(A) used to repay, repurchase or redeem any of the Borrower’s Designated Subordinated Debt; or

(B) reserved by the Borrower to repay, repurchase or redeem any of the Borrower’s Designated Subordinated Debt, provided that the Revolving Credit Commitments shall be automatically and permanently reduced to the extent that such proceeds reserved by the Borrower are not so expended within 60 days after the receipt of such Net Cash Proceeds;

(3) the amount of such Net Cash Proceeds from the incurrence or issuance of any Indebtedness to the extent:

(A) utilized by the Borrower to finance an acquisition otherwise permitted hereunder; or

(B) reserved by the Borrower to finance an acquisition otherwise permitted hereunder that is the subject of a binding agreement or letter of intent, provided that, to the extent not so utilized by the Borrower, the Revolving Credit Commitments shall be automatically and permanently reduced by the amount so reserved five Business Days after any termination of such agreement or letter of intent; and

(4) up to an aggregate amount of $400,000,000 of such Net Cash Proceeds from the incurrence or issuance of any Indebtedness from and after the First Amendment Effective Date not otherwise excluded from the mandatory commitment requirements of this clause (b) pursuant to the preceding clauses (1), (2) or (3) hereof.”

2.2.4 There shall be added to Article II of the Credit Agreement a new Section 2.15 reading in its entirety as follows:

“2.15 Cash Collateral for L/C Issuer or Swing Line Lender. At any time that any Lender is an Impacted Lender, upon the request of the L/C Issuer or any Swing Line Lender to the Administrative Agent and the Borrower, the Borrower shall promptly pledge and deposit with or deliver to the Administrative Agent as collateral, for the benefit of the L/C Issuer or such Swing Line Lender, as applicable, cash or deposit account balances, in Dollars, in an aggregate amount not less than such Impacted Lender’s Pro Rata Share of the then Outstanding Amount of all L/C Obligations or Swing Line Loans, as applicable, pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer or such Swing Line Lender, as applicable, which arrangements and documents are hereby consented to by the Lenders. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and each Swing Line Lender, as applicable, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Such collateral shall be maintained in blocked accounts at Bank of America. This Section and any agreements or other documents delivered in connection with this Section shall not be prohibited by, or otherwise conflict with, any contrary provision herein, including Sections 2.12, 2.13 and 7.01.”

2.3 Amendments to Article VII.

2.3.1 Section 7.10(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(b) Total Leverage Ratio. Permit the Total Leverage Ratio on the last day of any period of four fiscal quarters of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Four Fiscal Quarters Ending	Maximum Total Leverage Ratio
September 30, 2009	6.50 to 1.00
December 31, 2009	6.50 to 1.00
March 31, 2010	6.75 to 1.00
June 30, 2010	7.00 to 1.00
September 30, 2010	7.25 to 1.00
December 31, 2010	7.25 to 1.00
March 31, 2011	7.00 to 1.00
June 30, 2011	6.75 to 1.00
September 30, 2011	6.50 to 1.00
December 31, 2011	6.00 to 1.00
March 31, 2012	5.50 to 1.00

2.4 Amendments to Schedules.

2.4.1 There shall be added to the Credit Agreement a new Schedule 1.03 reading in its entirety as set forth on Schedule 1.03 hereto.

2.5 Amendments to Exhibits.

2.5.1 Exhibit D to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit D hereto.

3. Consent. By their execution hereof, the parties hereto hereby consent to the execution by the Borrower, the Administrative Agent and the Lenders participating in the Extending Revolving Loan Tranche more particularly described on Exhibit C hereto of an amended and restated Credit Agreement including the terms set forth on Exhibit C hereto and such other terms and provisions as may be needed to fully implement the provisions of Exhibit C.

4. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Lenders that, on and as of the date hereof, and after giving effect to this Amendment:

4.1 Authorization. The execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Borrower.

4.2 Binding Obligation. This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity.

4.3 No Legal Obstacle to Amendment. The execution, delivery and performance of this Amendment will not (a) contravene the Organizational Documents of the Borrower; (b) contravene any contractual restriction binding on or affecting the Borrower or its property which contravention would have a Material Adverse Effect; (c) contravene any court decree, order or Legal Requirement binding on or affecting the Borrower; or (d) result in, or require the creation or imposition of, any Lien on any of the Borrower’s properties. Except as have been obtained prior to the date hereof, no authorization or approval of any governmental authority is required to permit the execution, delivery or performance by the Borrower of this Amendment, or the transactions contemplated hereby.

4.4 Incorporation of Certain Representations. After giving effect to the terms of this Amendment, the representations and warranties of the Borrower set forth in Article V of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof, except as to such representations made as of an earlier specified date.

4.5 Default. Both before and after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

5. Conditions, Effectiveness. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a) The Administrative Agent shall have received a Consent of Lender in the form of Exhibit B executed by the Required Lenders.

(b) All consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party of this Amendment shall have been received by the Borrower.

(c) The Administrative Agent shall have received an affirmation letter substantially in the form of Exhibit A from each of the Guarantors.

On the Amendment Effective Date, without further action by any Person, the Aggregate Revolving Commitments shall be reduced to $3,000,000,000.

6. Miscellaneous.

6.1 Effectiveness of the Credit Agreement, the Notes, the Pledge Agreement and other Loan Documents. Except as hereby expressly amended, the Credit Agreement, the Notes, the Pledge Agreement and the other Loan Documents shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

6.2 Waivers. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Administrative Agent or the Lenders thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Required Lenders to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other right, power, privilege or default of the same or of any other term or provision.

6.3 Loan Document. This Amendment is a Loan Document.

6.4 Counterparts. This Amendment may be executed in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.5 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of Nevada.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BOYD GAMING CORPORATION

By:	/s/ Keith E. Smith
Name:	Keith E. Smith
Title:	President and Chief Executive Officer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Maurice Washington
Name:	Maurice Washington
Title:	Vice President

EXHIBIT A

to First Amendment and Consent

to First Amended and Restated Credit Agreement

December 21, 2009

The Guarantors under the

hereinafter-described

Credit Agreement

Re:	Boyd Gaming Corporation

Gentlemen:

Please refer to (1) the First Amended and Restated Credit Agreement, dated as of May 24, 2007 (the “Credit Agreement”), by and among BOYD GAMING CORPORATION, a Nevada corporation (the “Borrower”), the various financial institutions parties thereto (collectively, the “Lenders”), and BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, (2) the Guaranty dated May 24, 2007 from the addressee in favor of the Lenders and the Administrative Agent (the “Guaranty”) and (3) the Pledge Agreement dated May 24, 2007 from the Borrower and certain of the addressees in favor of the Administrative Agent (the “Pledge Agreement”). Pursuant to that certain First Amendment and Consent dated of even date herewith, a copy of which is attached hereto, certain terms of the Credit Agreement were amended. We hereby request that you (i) acknowledge and reaffirm all of your obligations and undertakings under the Guaranty and, if you are party thereto, the Pledge Agreement, and (ii) acknowledge and agree that the Guaranty and, if you are party thereto, the Pledge Agreement, is and shall remain in full force and effect in accordance with the terms thereof.

Please indicate your agreement to the foregoing by signing in the space provided below, and returning the executed copy to the undersigned.

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Maurice Washington
Name:	Maurice Washington
Title:	Vice President

Exhibit A-1

Acknowledged and Agreed to

as of the date hereof:

SAM-WILL, INC.,
a Nevada corporation

By:
Name:
Title:

Exhibit A-2

BOYD TUNICA, INC.,
a Mississippi corporation

By:
Name:
Title:

Exhibit A-3

CALIFORNIA HOTEL FINANCE CORPORATION, a Nevada corporation

By:
Name:
Title:

Exhibit A-4

CALIFORNIA HOTEL AND CASINO, a Nevada corporation

By:
Name:
Title:

Exhibit A-5

BOYD ATLANTIC CITY, INC.,
a New Jersey corporation

By:
Name:
Title:

Exhibit A-6

ECHELON RESORTS LLC,
a Nevada limited liability company

By:
Name:
Title:

Exhibit A-7

PAR-A-DICE GAMING CORPORATION,
an Illinois corporation

By:
Name:
Title:

Exhibit A-8

BOYD KENNER, INC.,
a Louisiana corporation

By:
Name:
Title:

Exhibit A-9

BOYD LOUISIANA L.L.C.,
a Nevada limited liability company

By:
Name:
Title:

Exhibit A-10

M.S.W., INC.,
a Nevada corporation

By:
Name:
Title:

Exhibit A-11

TREASURE CHEST CASINO, L.L.C.,
a Louisiana limited liability company

By:
Name:
Title:

Exhibit A-12

BLUE CHIP CASINO, LLC, an Indiana limited liability company

By:
Name:
Title:

Exhibit A-13

BOYD LOUISIANA RACING, INC.,
a Louisiana corporation

By:
Name:
Title:

Exhibit A-14

BOYD RACING, L.L.C.,
a Louisiana limited liability company

By:	BOYD LOUISIANA RACING, INC.,
a Louisiana corporation, its sole member

By:
Name:
Title:

Exhibit A-15

BOYD SHREVEPORT, L.L.C., a Louisiana limited liability company

By:	BOYD KENNER, INC., a Louisiana corporation, its sole member

By:
Name:
Title:

Exhibit A-16

BOYD RED RIVER, L.L.C., a Louisiana limited liability company

By:	BOYD GAMING CORPORATION, a Nevada corporation, its sole member

By:
Name:
Title:

Exhibit A-17

RED RIVER ENTERTAINMENT OF SHREVEPORT PARTNERSHIP IN COMMENDAM, a Louisiana partnership in commendam

By:	BOYD SHREVEPORT, L.L.C., a Louisiana limited liability, its general partner

	By:	BOYD KENNER, INC., a Louisiana corporation, its sole member

By:
Name:
Title:

Exhibit A-18

COAST CASINOS, INC., a Nevada corporation

By:
Name:
Title:

Exhibit A-19

COAST HOTELS AND CASINOS, INC., a Nevada corporation

By:
Name:
Title:

Exhibit A-20

EXHIBIT B

to First Amendment and Consent

to First Amended and Restated Credit Agreement

CONSENT OF LENDER

Reference is hereby made to the First Amended and Restated Credit Agreement dated as of May 24, 2007 among Boyd Gaming Corporation, the Lenders party thereto and Bank of America, N.A., as Administrative Agent.

The undersigned Lender hereby consents to the execution and delivery of the First Amendment and Consent to First Amended and Restated Credit Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Dated:                         , 2009

[Name of Institution]

By:
Name:
Title:

Exhibit B-1

EXHIBIT C

to First Amendment and Consent

to First Amended and Restated Credit Agreement

AMENDMENT AND EXTENSION

The Borrower is not requesting that any Lender agree to extend its commitment or participate in the Extending Revolving Loan Tranche referred to below in connection with the approval of the amendments described herein.

The amendments described herein will permit the Borrower, subject to the willingness of Lenders to participate in the Extending Revolving Loan Tranche after the effectiveness of this amendment, to have two tranches of revolving facilities:

•	the Non-Extending Revolving Loan Tranche; and

•	the Extending Revolving Loan Tranche.

•	Extending Revolving Loan Tranche

•

The Borrower shall have the right from time to time after the effective date of this amendment to specify the terms and conditions upon which the Lenders under the Non-Extending Revolving Loan Tranche may extend the maturity applicable to their existing commitments by converting their commitments under the Non-Extending Revolving Loan Tranche to commitments under the Extending Revolving Loan Tranche. In addition, the Credit Agreement will permit the Borrower to increase the commitments under the Extending Revolving Loan Tranche by increasing the commitments of an existing Lender thereunder and/or providing commitments of a new lender, in each case in a manner consistent with the existing incremental facility section of the Credit Agreement. No Lender shall be required to (i) convert its commitments from the Non-Extending Revolving Loan Tranche to the Extending Revolving Loan Tranche without its consent or (ii) increase its commitments and/or provide new commitments under the Extending Revolving Loan Tranche without its consent. In each case, any such consent shall be in the sole and absolute discretion of such Lender.

•

Pricing (including any upfront fees) for the Extending Revolving Loan Tranche will be specified by the Borrower and agreed by the Lenders participating in such Tranche and, in the case of the applicable interest rate, will apply uniformly to all Lenders within such Tranche. The pricing (and fees) for the Non-Extending Revolving Loan Tranche will not change.

•

Maturity date of the Extending Revolving Loan Tranche will be specified by the Borrower and agreed by the Lenders participating in such Tranche. The maturity date of the Non-Extending Revolving Loan Tranche will remain as provided in the Credit Agreement, i.e., May 24, 2012.

Exhibit C-1

•

The covenant levels for the total leverage ratio and interest coverage ratio for periods after the maturity date of the Non-Extending Revolving Loan Tranche shall be specified by the Borrower and agreed by the Lenders participating in the Extending Revolving Loan Tranche.

•	Future commitment reductions may be allocated to only those Lenders participating in the Extended Revolving Loan Tranche

•	Pro Rata Provisions

•	Borrowing of Revolving Loans and Swingline Loans will be pro rata across both Revolving Loan Tranches.

•

Participations in Letters of Credit will be pro rata across both Revolving Loan Tranches; provided that participations in any Letter of Credit with an expiry date after May 17, 2012 will be allocated solely to the Extending Revolving Loan Tranche.

Exhibit C-2

EXHIBIT D

to First Amendment and Consent

to First Amended and Restated Credit Agreement

[Form of Compliance Certificate]

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date:                     ,

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain First Amended and Restated Credit Agreement, dated as of May 24, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among Boyd Gaming Corporation, a Nevada corporation (the “Borrower”), the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent and L/C Issuer and Wells Fargo Bank, N.A. as Swing Line Lender.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the                                                       of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower has delivered to the Administrative Agent the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrower has delivered to the Administrative Agent the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the submitted financial statements.

Exhibit D-1

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

—or—

[the following covenants or conditions have not been performed or observed and, to the best knowledge of the undersigned, the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that [such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date,] —or— [the following representations and warranties are not true as of such date,] and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of                     .

BOYD GAMING CORPORATION

By:
Name:
Title:

Exhibit D-2

For the Quarter/Year ended                             (“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

($ in 000’s)

I.	Section 7.10(a) – Interest Coverage Ratio.

A. Consolidated EBITDA for the four consecutive fiscal quarters ending on above date (“Subject Period”) as set forth on Schedule 2:	$

B. Consolidated scheduled interest expense plus interest costs associated with derivative instruments not otherwise included in interest expense for Subject Period:	$

C. Fixed Charge Coverage Ratio (Line I.A. ÷ Line I.B.):	_____ to 1

Minimum required: 2.00 to 1.00

II	Section 7.10(b) – Total Leverage Ratio.

A. Consolidated Funded Indebtedness at Statement Date:	$

B. Consolidated EBITDA for Subject Period (Line I.A. above):	$

C. Consolidated Leverage Ratio (Line II.A ÷ Line II.B):	_____ to 1

Maximum permitted:

Four Fiscal Quarters Ending	Maximum Total Leverage Ratio
September 30, 2009	6.50 to 1.00
December 31, 2009	6.50 to 1.00
March 31, 2010	6.75 to 1.00
June 30, 2010	7.00 to 1.00
September 30, 2010	7.25 to 1.00
December 31, 2010	7.25 to 1.00
March 31, 2011	7.00 to 1.00
June 30, 2011	6.75 to 1.00
September 30, 2011	6.50 to 1.00
December 31, 2011	6.00 to 1.00
March 31, 2012	5.50 to 1.00

Exhibit D-3

For the Quarter/Year ended                             (“Statement Date”)

SCHEDULE 2

to the Compliance Certificate

($ in 000’s)

Consolidated EBITDA

(in accordance with the definition of Consolidated EBITDA

as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended

The Borrower and its Restricted Subsidiaries’ consolidated earnings (including net earnings attributable to noncontrolling interests held by third parties in Restricted Subsidiaries) before interest expense, taxes, depreciation, amortization, non-cash rent expense, preopening expenses, share-based compensation expense, non-cash change in value of derivative instruments, interest costs associated with derivative instruments not otherwise included in interest expense, non-cash litigation accruals, charges for the early retirement of debt, non-recurring non-cash losses (or gains), acquisition and merger related charges, and extraordinary items +cash dividends and distributions paid to the Borrower and its Restricted Subsidiaries from any Person that is not a Restricted Subsidiary, provided that the cumulative amount of such cash dividends and distributions included in Consolidated EBITDA shall not exceed the cumulative amount of the Borrower’s and its Restricted Subsidiaries’ share of the Consolidated EBITDA of such Person,

+(-) the EBITDA during the Subject Period for any Restricted Subsidiary acquired (or disposed of) by the Borrower or any of its Restricted Subsidiaries during such period, in each case

+(-) any loss (or gain) arising from a change in GAAP

Exhibit D-4

+ 50% of Borgata EBIT to the extent that on the date of determination Borgata is not a Restricted Subsidiary and no Event of Default under and as defined in Borgata’s bank credit agreement has occurred and is continuing

+ (after the same shall have been open for at least one full calendar month) the annualized pro forma EBITDA of any new Venture of the Borrower and its Restricted Subsidiaries (including the Dania Jai Alai development project)

+ If any determination is made that Echelon and related entities should no longer be considered a project in accordance with GAAP, pre-opening expenses, impairment charges and exiting and disposal charges up to an aggregate add back of $30,000,000

-The amount of any non-appealable judgment or the cash payment in respect of any settlement or judgment in respect thereof (net of any assets acquired in connection with such settlement or judgment) , if and to the extent that any non-cash litigation accruals relating thereto have not been included in the computation of Consolidated EBITDA.

=Consolidated EBITDA

Consolidated EBITDA shall exclude the Consolidated EBITDA of each Unrestricted Subsidiary and all Subsidiaries of any Unrestricted Subsidiary.

Exhibit D-5